[GRAPHIC APPEARS HERE]           Semi-Annual
                                    Report

                                 June 30, 2000

================================================================================
                             Pilgrim Mutual Funds
================================================================================


                        PILGRIM
                        GROWTH AND INCOME
                        FUND, INC.
                        ----------------------------------------------------

                        Investment Objective: Long-term Capital Appreciation and Income

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim Growth and Income Fund, Inc. (formerly Lexington Growth and Income Fund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------
   The Pilgrim Growth and Income Fund, Inc. (formerly Lexington Growth and Income Fund, Inc.) appreciated 1.7%* for the six months ended June 30, 2000. This compares to a 1.3% return for the average large-cap core fund monitored by Lipper, Inc. during this period. The unmanaged Standard & Poors 500 Index actually recorded a negative return of 0.4%, its first six-month decline since 1994.

   Amid the crosscurrents of rising interest rates and signs of an economic slowdown, market volatility increased. Technology, which outpaced the market in the first quarter, began to underperform in the second. Under the pressure from rising interest rates, financials gave back all of their earlier gains. Leading the market were the consumer staples, led by the merger activity in the foods, and health care, which rose in the face of a steady barrage of finger pointing at the excessive prices for drugs. Once again, value underperformed both growth and the market.

   As we enter the second half, signs of an economic slowdown appear to be broadening. These would include slower growth in autos, housing, retail sales and manufacturing. On balance, these represent merely a slowdown from unsustainably high rates of growth in the previous quarters, not absolute declines. The U.S. economy remains strong and together with improved overseas economies should support continued earnings growth albeit at rates below those seen in the first half of 2000. Earnings estimates have not yet adjusted to a slower growth environment and as expectations are ratcheted downward, this may put pressure on stocks in the second half of the year. On the positive side is the likely support to equities from the anticipated end to rate increases by the Federal Reserve in response to the slower growth. On balance, modest returns from stocks can be expected, well below the 20%+ annual gains generated over the past five years.

   Reflecting the slowing economy we have reduced the Fund's exposure to the economically sensitive industrials and consumer cyclical stocks, while increasing our weighting in the more predictable consumer staple sector. We have modestly reduced our holdings in the technology sector, as the valuations remain very high.

   As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

   On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

   We wish to thank you for your continued support.

Sincerely,

/s/ ALAN H. WAPNICK
Alan H. Wapnick
Portfolio Manager
August, 2000

--------
* 10.87%, 21.31%, and 14.86% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

Pilgrim Growth and Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)

  Number                                                               Value
 of Shares                        Security                            (Note 1)

--------------------------------------------------------------------------------
           COMMON STOCKS: 97.1%
           Auto Trucks & Parts: 1.4%
   79,000  Ford Motor Company....................................   $  3,397,000
   10,344  Visteon Corporation/1/................................        125,417
                                                                    ------------
                                                                       3,522,417
                                                                    ------------
           Banking: 5.3%
   93,000  BankAmerica Corporation...............................      3,999,000
  230,000  The Kroger Company/1/.................................      5,074,375
  108,200  Wells Fargo Company...................................      4,192,750
                                                                    ------------
                                                                      13,266,125
                                                                    ------------
           Capital Equipment: 9.9%
   72,300  Ingersoll-Rand Company................................      2,910,075
   66,900  Microsoft Corporation/1/..............................      5,349,909
   54,000  Millipore Corporation.................................      4,070,250
   94,400  Parker-Hannifin Corporation...........................      3,233,200
   97,000  Sealed Air Corporation/1/.............................      5,080,375
  180,000  Varco International/1/................................      4,185,000
                                                                    ------------
                                                                      24,828,809
                                                                    ------------
           Chemicals: 1.3%
  107,700  Dow Chemical Company..................................      3,251,194
                                                                    ------------
           Computers: 1.5%
   35,500  International Business Machines Corporation...........      3,889,469
                                                                    ------------
           Consumer Durable Goods: 3.3%
  109,800  EMC Corporation/1/....................................      8,447,737
                                                                    ------------
           Consumer Nondurable Goods: 7.4%
   69,500  Anheuser-Busch Companies, Inc. .......................      5,190,781
   61,700  Colgate-Palmolive, Company............................      3,694,287
   50,700  Johnson and Johnson...................................      5,165,062
  120,000  The Walt Disney Company/1/............................      4,657,500
                                                                    ------------
                                                                      18,707,630
                                                                    ------------
           Electrical & Electronics: 18.6%
   66,000  Analog Devices, Inc./1/...............................      5,016,000
  111,300  Cisco Systems, Inc./1/................................      7,071,028
  328,100  J.D. Edwards & Company/1/.............................      4,931,753
  143,400  Motorola, Inc. .......................................      4,167,562
   86,500  Network Appliance, Inc./1/............................      6,960,547
   80,600  Oracle Corporation....................................      6,772,919
  126,000  Solectron Corporation/1/..............................      5,276,250
   71,000  Sun Microsystems, Inc./1/.............................      6,458,781
                                                                    ------------
                                                                      46,654,840
                                                                    ------------

  Number                                                               Value
 of Shares                        Security                            (Note 1)

--------------------------------------------------------------------------------
           Energy Sources: 7.1%
  110,400  Enron Corporation.....................................   $  7,120,800
  199,900  R&B Falcon Corporation/1/.............................      4,710,144
   81,700  Schlumberger, Ltd. ...................................      6,096,862
                                                                    ------------
                                                                      17,927,806
                                                                    ------------
           Ferrous Metals: 1.8%
  143,000  Alcan Aluminium, Ltd. ................................      4,433,000
                                                                    ------------
           Financial Services: 9.1%
   78,500  Citigroup, Inc. ......................................      4,729,625
   91,200  Federal National Mortgage Association.................      4,759,500
   97,800  Golden West Financial Corporation.....................      3,991,462
   68,000  Morgan Stanley Dean Witter and Company................      5,661,000
   50,000  The Progress Corporation..............................      3,700,000
                                                                    ------------
                                                                      22,841,587
                                                                    ------------
           Health & Personal Care: 6.8%
  109,500  Abbott Laboratories...................................      4,879,594
   65,200  Amgen, Inc./1/........................................      4,582,338
  154,000  Medtronic, Inc. ......................................      7,671,125
                                                                    ------------
                                                                      17,133,057
                                                                    ------------
           Materials: 1.5%
   94,900  Martin Marietta Materials, Inc. ......................      3,837,519
                                                                    ------------
           Merchandising: 4.1%
  149,400  Costco Companies, Inc./1/.............................      4,934,869
  105,050  The Home Depot, Inc. .................................      5,245,934
                                                                    ------------
                                                                      10,180,803
                                                                    ------------
           Services: 4.6%
  173,600  AT & T Corporation--Liberty Media Group "A"/1/........      4,209,800
   23,400  Internet Capital Group, Inc./1/.......................        864,338
   93,310  Viacom, Inc. Class "B"/1/.............................      6,362,576
                                                                    ------------
                                                                      11,436,714
                                                                    ------------
           Telecommunications: 11.7%
  114,000  Comcast Corporation/1/................................      4,620,563
   35,000  Corning, Inc. ........................................      9,445,625
   65,350  Marsh & McLennan Companies, Inc. .....................      6,824,991
   85,200  Nextel Communications, Inc./1/........................      5,210,513
   64,400  Sprint Corporation....................................      3,284,400
                                                                    ------------
                                                                      29,386,092
                                                                    ------------
           Utilities: 1.7%
   91,400  The AES Corporation/1/................................      4,170,125
                                                                    ------------
           TOTAL COMMON STOCKS
            (cost $181,133,152)..................................    243,914,924
                                                                    ------------


Pilgrim Growth and Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited) (continued)

 Principal                                                          Value
   Amount                        Security                          (Note 1)

------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT: 3.1%
            Government Agency Obligation: 3.1%
 $7,900,000 Federal Home Loan Bank, 6.48%, due 07/03/00
             (cost $7,897,156)................................      7,897,156
                                                                 ------------
            TOTAL INVESTMENTS: 100.2%
             (cost $189,030,308+) (Note 1)....................    251,812,080
            Liabilities in excess of other assets: (0.2)%.....       (481,126)
                                                                 ------------
            TOTAL NET ASSETS: 100.0%
             (equivalent to $22.77 per share on 11,039,951
             shares outstanding)..............................   $251,330,954
                                                                 ============

--------
/1/Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $190,213,037.
   The Notes to Financial Statements are an integral part of this statement.

Pilgrim Growth and Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $189,030,308) (Note 1).............. $251,812,080
Cash............................................................       81,746
Receivable for fund shares sold.................................      105,438
Dividends and interest receivable...............................       59,421
                                                                 ------------
   Total Assets.................................................  252,058,685
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................      256,298
Payable for fund shares redeemed................................      159,380
Accrued expenses................................................      312,053
                                                                 ------------
   Total Liabilities............................................      727,731
                                                                 ------------
Net Assets (equivalent to $22.77 per share on 11,039,951 shares outstanding) (Note 4).......................................... $251,330,954
                                                                 ============
Net Assets consist of;
Capital stock -- authorized 1,000,000,000 shares, $.001 par
 value per share................................................ $     11,040
Additional paid-in-capital......................................  166,713,379
Accumulated net investment loss.................................      (28,964)
Accumulated net realized gain on investments....................   21,853,727
Unrealized appreciation of investments..........................   62,781,772
                                                                 ------------
   Total Net Assets............................................. $251,330,954
                                                                 ============

Pilgrim Growth and Income Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends...........................................  $    988,788
 Interest............................................       250,902
                                                       ------------
                                                          1,239,690
 Less: foreign tax expense...........................         6,435
                                                       ------------
 Total investment income.............................                $1,233,255
Expenses
 Investment advisory fee (Note 2)....................       776,164
 Distribution expenses (Note 3)......................       120,164
 Transfer agent and shareholder servicing expenses
  (Note 2)...........................................       108,542
 Directors' fees and expenses........................        95,396
 Accounting expenses (Note 2)........................        80,595
 Printing and mailing expenses.......................        15,947
 Audit fees..........................................        15,717
 Custodian expenses..................................        14,924
 Computer processing fees............................        11,221
 Registration fees...................................         9,540
 Professional fees...................................         7,748
 Other expenses......................................        27,069
                                                       ------------
 Total expenses......................................                 1,283,027
                                                                     ----------
 Net investment loss.................................                   (49,772)
Realized and Unrealized Gain (Loss) on Investments
 (Note 5)
 Net realized gain on investments....................    18,210,849
 Net change in unrealized appreciation of
  investments........................................   (13,741,032)
                                                       ------------
 Net realized and unrealized gain....................                 4,469,817
                                                                     ----------
Increase in Net Assets Resulting from Operations.....                $4,420,045
                                                                     ==========

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Growth and Income Fund, Inc.
Statements of Changes in Net Assets

                                              Six months ended
                                               June 30, 2000      Year ended
                                                (unaudited)    December 31, 1999
                                              ---------------- -----------------
Operations:
Net investment income (loss)................    $    (49,772)    $    505,959
Net realized gain from investment
 transactions...............................      18,210,849       32,933,595
Net change in unrealized appreciation of
 investments................................     (13,741,032)       1,831,121
                                                ------------     ------------
  Net increase in net assets resulting from
   operations...............................       4,420,045       35,270,675
                                                ------------     ------------
Distributions to Shareholders: (Note 1)
Distributions to shareholders from net
 investment income..........................        --               (481,857)
Distributions to shareholders from net
 realized gains from security transactions..        --            (29,652,698)
                                                ------------     ------------
  Decrease in net assets from
   distributions............................        --            (30,134,555)
                                                ------------     ------------
Capital Share Transactions: (Note 4)
Proceeds from sale of shares................      29,483,414       24,331,505
Reinvested dividends........................        --             26,237,461
Cost of shares redeemed.....................     (37,104,244)     (46,963,108)
                                                ------------     ------------
  Net increase (decrease) in net assets from
   capital share transactions...............      (7,620,830)       3,605,858
                                                ------------     ------------
Net increase (decrease) in net assets.......      (3,200,785)       8,741,978
Net Assets:
Beginning of period.........................     254,531,739      245,789,761
                                                ------------     ------------
End of period (including accumulated net
 investment loss of $28,964 and
 undistributed net investment income
 $20,808, in 2000 and 1999, respectively)...    $251,330,954     $254,531,739
                                                ============     ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Growth and Income Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1.Significant Accounting Policies
Pilgrim Growth and Income Fund, Inc. (formerly Lexington Growth and Income Fund, Inc.) (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income are normally declared and paid semi-annually and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 2000, the adviser has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12B-1 fees and extraordinary

Pilgrim Growth and Income Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

2.Investment Advisory Fee and Other Transactions with Affiliate (continued) expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 2000.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $162,052 which were incurred by the Fund, but paid by LMC.

3.Distribution Plan
The Fund had a Distribution Plan (the "Plan") which allowed payments to finance activities associated with the distribution of the Fund's shares. The Plan provided that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 2000 were $120,164 and are set forth in the statement of operations.

4.Capital Stock
Transactions in capital stock were as follows:

                              Six months ended
                                June 30, 2000              Year ended
                                 (unaudited)            December 31, 1999
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                             ------       ------       ------       ------
Shares sold...............  1,304,958  $ 29,483,414   1,074,232  $ 24,331,505
Shares issued on
 reinvestment of
 dividends................        --            --    1,181,529    26,237,461
                           ----------  ------------  ----------  ------------
                            1,304,958    29,483,414   2,255,761    50,568,966
Shares redeemed........... (1,635,933)  (37,104,244) (2,103,059)  (46,963,108)
                           ----------  ------------  ----------  ------------
  Net increase
   (decrease).............   (330,975) $ (7,620,830)    152,702  $  3,605,858
                           ==========  ============  ==========  ============

5.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $97,798,433 and $114,980,959, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $75,709,681 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $14,110,638.

6.Investment and Concentration Risks
The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also

Pilgrim Growth and Income Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)

subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7.Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of Reliastar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of Reliastar, was appointed distributor to the Fund on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Growth and Income Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months ended       Year ended December 31,
                           June 30, 2000   --------------------------------------
                            (unaudited)      1999      1998      1997      1996
                          ---------------- --------  --------  --------  --------
Net asset value,
 beginning of period....        $22.38       $21.91    $20.27    $18.56    $15.71
                              --------     --------  --------  --------  --------
Income from investment
 operations:
 Net investment income..           --          0.05       --       0.05      0.07
 Net realized and
  unrealized gain on
  investments...........          0.39         3.33      4.30      5.46      4.08
                              --------     --------  --------  --------  --------
Total income from
 investment operations..          0.39         3.38      4.30      5.51      4.15
                              --------     --------  --------  --------  --------
Less distributions:
 Dividends from net
  investment income.....           --         (0.05)      --      (0.07)    (0.13)
 Dividends from net
  realized gains........           --         (2.86)    (2.66)    (3.73)    (1.17)
                              --------     --------  --------  --------  --------
Total distributions.....           --         (2.91)    (2.66)    (3.80)    (1.30)
                              --------     --------  --------  --------  --------
Net asset value, end of
 period.................        $22.77       $22.38    $21.91    $20.27    $18.56
                              ========     ========  ========  ========  ========
Total return............         3.53%*      15.54%    21.42%    30.36%    26.46%
Ratio to average net
 assets:
 Expenses...............         1.02%*       0.95%     1.16%     1.17%     1.13%
 Net investment income..       (0.04)%*       0.21%     0.06%     0.21%     0.43%
Portfolio turnover
 rate...................        79.67%*      86.31%    63.20%    88.15%   101.12%
Net assets, end of
 period (000's
 omitted)...............      $251,331     $254,532  $245,790  $228,037  $200,309

--------
* Annualized

PILGRIM GROWTH AND INCOME
FUND, INC.

Investment Adviser                  All Shareholder requests for services of
Pilgrim Investments, Inc.           any kind should be sent to:
40 North Central Avenue
Suite 1200                          Transfer Agent
Phoenix, Arizona 85004-4408         Lexington Funds
                                    c/o DST Systems, Inc.
Distributor                         P.O. Box 219368
Pilgrim Securities, Inc.            Kansas City, Missouri 64121-6368
40 North Central Avenue
Suite 1200                          Or call toll free
Phoenix, Arizona 85004-4408         Service and Sales: 1-800-526-0056

www.lexingtonfunds.com

This report has been prepared for the information of the Pilgrim Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX279/280/281-SAR6/00



The Lexington Funds                                     PRSRT STD
Park 80 West - Plaza Two                               U.S. Postage
Saddle Brook, New Jersey 07663                            Paid
                                                        Lexington
                                                     Management Corp